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                                                                    EXHIBIT 99.3



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                     ------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                     ------------------------------------


                        5.50% ASSET BACKED CERTIFICATES
                              SERIES E (Class A)
                              CUSIP NO. 466115AE2


     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated as of October 15, 1997 (as amended, the "Pooling and Servicing Agreement"), by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 1999, and with respect to the performance of the Trust during the month of June, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Class A of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount) for Class A of this
     --------------------------------------------------------------------
     Series.
     ------

     1.   The total amount of the distribution to
          Certificateholders per $1,000 original
          Certificate Principal amount.............              $          4.58

     2.   The amount of the distribution set
          forth in paragraph 1 above allocable to
          Certificate Principal, per $1,000
          original Certificate Principal amount....              $          0.00

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     3.   The amount of the distribution set forth
          in paragraph 1 above allocable to
          Certificate Interest, per $1,000
          original Certificate Principal amount....              $          4.58

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------


     1.   Collection of Principal Receivables
          -----------------------------------

             (a) The aggregate amount of Collections of
                 Principal Receivables processed which
                 were allocated in respect of the
                 Certificates of Class A of this
                 Series......                                    $   118,692,991

             (b) The Discounted Percentage in Respect
                 of the Collections of Principal
                 Receivables set forth in paragraph
                 1.(a) above......                                         0.00%

             (c) The net amount of Collections of
                 Principal Receivables processed which
                 were allocated in respect of the
                 Certificates of Class A of this
                 Series......                                    $   118,692,991


     2.   Collection of Finance Charge Receivables
          ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed which were allocated in
                 respect of the Certificates of
                 Class A of this Series......                    $    11,947,341

             (b) The aggregate amount of Discount
                 Option Receivable Collections which
                 were allocated in respect of the
                 Certificates of Class A of
                 this Series......                               $          0.00

             (c) The portion of Collections of Finance
                 Charge Receivables set forth in
                 paragraph 2.(a) above which were
                 allocated in respect of the
                 Certificates of other Series......              $          0.00

             (d) The net amount of Collections of
                 Finance Charge Receivables which were
                 allocated in respect of the
                 Certificates of Class A of this
                 Series......                                    $    11,947,341

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3.   Net Recoveries
     --------------

     The aggregate amount of Net Recoveries
     which were allocated in respect of the
     Certificates of Class A of this Series......               $          0.00


4.   Principal Receivables in the Trust
     ----------------------------------

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the
                 end of the day on the last day of
                 such month (which reflects the
                 Principal Receivables represented
                 by the JCPR Amount and by the
                 Aggregate Investor Amount)......               $ 1,350,333,077

             (b) The amount of Principal Receivables
                 in the Trust represented by the
                 Aggregate Investor Amount as of
                 the end of the day on the last day
                 of such month......                            $ 1,022,846,143

             (c) The Aggregate Investor Amount set
                 forth in paragraph 4(b) above as a
                 percentage of the aggregate amount
                 of Principal Receivables set forth
                 in paragraph 4(a) above.....                             75.75%

             (d) The Aggregate Investor Amount for
                 Class A of this Series as a percentage
                 of the aggregate amount of Principal
                 Receivables in the Trust as set
                 forth in paragraph 4(a) above........                    48.14%

5.   Delinquent Balances
     -------------------

     The aggregate amount of outstanding
     balances in the Accounts in the Trust
     which were delinquent as of the end of
     the day on the last day of such month:

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
                                                                      Aggregate
                                                                       Account
                                                                       Balance
                                                                    ------------

                      (a)    1 month:............................$    37,989,458
                      (b)    2 months:...........................     15,293,023
                      (c)    3 months:...........................     10,623,138
                      (d)    4 months:...........................      9,377,413
                      (e)    5 months:...........................           0.00
                      (f)    6 or more months:...................           0.00

                                                 Total:          $    73,283,032


6.   Investor Default Amount
     -----------------------

      The aggregate amount of the Investor Default Amount which was allocated in respect of the Certificates of Class A of this Series........ $ 3,004,893

7.    Investor Charge Offs;
      ---------------------
      Reimbursement of Charge Offs
      ----------------------------

             (a) The aggregate amount of Investor
                 Charge Offs which was allocated
                 in respect of the Certificates of
                 Class A of this Series.......                   $          0.00

             (b) The amount of the Investor Charge
                 Offs set forth in paragraph 7(a)
                 above, per $1,000 original
                 Certificate Principal amount
                 (which will have the effect of
                 reducing pro rata, the amount of
                 each Certificateholder's
                 investment) allocated to Class A of this
                 Series.....                                     $          0.00

             (c) The aggregate amount reimbursed
                 to the Trust in the current month
                 from drawings under the Letter of
                 Credit in respect of Investor
                 Charge Offs in prior months......               $          0.00

             (d) The amount set forth in paragraph
                 7(c) above, per $1,000 original
                 Certificate Principal amount
                 (which will have the effect of
                 increasing, pro rata, the amount
                 of each Certificateholder's
                 investment) allocated to Class A
                 of this Series........                          $          0.00

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     8.   Investor Monthly Servicing Fee
          ------------------------------

          The amount of the Investor Monthly
          Servicing Fee for Class A of this Series
          for the preceding Monthly Period payable
          by the Trust to the Servicer........                $     1,083,333

     9.   Investor Monthly Facility Fee
          -----------------------------

          The amount of the Investor Monthly
          Facility Fee for Class A of this Series
          for the preceding Monthly Period payable
          by the Trust to JCPR.........                       $          0.00

     10.  Available L/C Amount
          --------------------

          The Available L/C Amount as of the
          close of business on the Distribution
          Date specified above for Class A of
          this Series..........                               $          0.00


C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the
          ratio of the Adjusted Investor Amount
          for Class A of this Series as of the
          end of the last day of such month to the
          applicable Initial Investor Amount).
          (The amount of a Certificateholder's
          pro rata share of the Investor Amount
          can be determined by multiplying the
          original denomination of the Holder's
          Certificate by the Pool Factor)...........                 1.000000



                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer



                    By:  /s/ J. A. Hekele
                       --------------------------------
                       Title: Senior Accounting Manager

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